UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

_____________

FORM 8-K

_____________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 20, 2019 (February 13, 2019)

Frontier FundS

FRONTIER BALANCED FUND

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-51274 (Commission File Number)	36-6815533 (IRS Employer Identification No.)

c/o Frontier Fund Management, LLC

25568 Genesee Trail Road

Golden, Colorado 80401

(Address of Principal Executive Offices)

(303) 454-5500

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01. Other Events.

Effective February 13, 2019, Frontier Fund Management, the managing owner of the Registrant, removed Quantmetrics Capital Management LLP (“Quantmetrics”), a major commodity trading advisor for the Frontier Balanced Fund. Quantmetrics was accessed through the Galaxy Plus Managed Account platform.

Effective February 20, 2019, Frontier Fund Management, the managing owner of the Registrant, was notified that Beach Horizon LLP, a major commodity trading advisor for the Frontier Balanced Fund, was renamed Wimmer Horizon LLP.

The current commodity trading advisors, including those advising commodity pools on the Galaxy Plus Managed Account Platform and/or reference programs for the Frontier Balanced Fund are:

•	Aspect Capital Limited

•	Wimmer Horizon LLP (formerly Beach Horizon LLP)

•	Crabel Capital Management, LLC

•	Doherty Advisors, LLC (Non-major)

•	Emil Van Essen, LLC

•	Fort, LP

•	H2O AM LLP

•	Landmark Trading Company (Non-major)

•	Quantitative Investment Management, LLC

•	Quest Partners, LLC

•	Welton Investment Partners, LLC

As a result of the removal of Quantmetrics Capital Management LLP, the managing owner has made the following allocation adjustments to Frontier Balanced Fund.

As of February 14, 2019, the allocation of the assets of the Frontier Balanced Fund between the trading advisors was as follows (however, the actual allocation among trading advisors for the Frontier Balanced Fund will vary based on the relative trading performance of the trading advisors and/or reference programs, and the managing owner may otherwise vary such percentages from time to time in its sole discretion):

Advisor	Allocation as of Feb 14, 2019 (expressed as a percentage of aggregate notional exposure to commodity trading programs)
Aspect Capital Limited (accessed via Galaxy Plus Fund – Aspect Feeder Fund (532) LLC)	14%
Wimmer Horizon LLP (formerly Beach Horizon LLP)	5%
Crabel Capital Management, LLC	5%

Doherty Advisors, LLC (accessed via Galaxy Plus Fund – Doherty Feeder Fund (528) LLC)	5%
Emil van Essen LLC (accessed via Galaxy Plus Fund – Emil Van Essen STP Feeder Fund (516) LLC)	12%
FORT, L.P. (accessed via Galaxy Plus Fund – FORT Contrarian Feeder Fund (510) LLC)	13%
H2O AM LLP	18%
Landmark Trading Company (accessed via Galaxy Plus Fund – LRR Feeder Fund (522) LLC)	1%
Quantitative Investment Management, LLC (accessed via Galaxy Plus Fund – QIM Feeder Fund (526) LLC)	12%
Quest Partners LLC (accessed via Galaxy Plus Fund – Quest Feeder Fund (517) LLC and Galaxy Plus Fund – Quest FIT Feeder Fund (531) LLC))	2%
Welton Investment Partners, LLC (accessed via Galaxy Plus Fund – Welton GDP Feeder Fund (538) LLC)	13%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Frontier Funds
(Registrant)

Date: February 20, 2019	By:	/s/ Patrick F. Hart III
Patrick F. Hart III
President and Chief Executive Officer of Frontier Fund Management, LLC, the Managing Owner

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Frontier Balanced Fund,
a Series of Frontier Funds
(Registrant)

Date: February 20, 2019	By:	/s/ Patrick F. Hart III
Patrick F. Hart III
President and Chief Executive Officer of Frontier Fund Management, LLC, the Managing Owner of Frontier Balanced Fund, a Series of Frontier Funds